Exhibit 10.2

Second Amendment

This Second Amendment, dated as of July 11, 2012 (the “Amendment 2” and the “Amendment Date,” respectively), amends that certain agreement between Martha Stewart Living Omnimedia, Inc. (“MSLO”) and J.C. Penney Corporation, Inc. (“JCP”), dated December 6, 2011 (as amended, the “Agreement”). Specifically, for good and valuable consideration, the sufficiency of which the parties do hereby acknowledge, the parties, by executing this Amendment 2, agree to amend the Agreement as follows:

1.	Capitalized terms used in this Amendment 2 and not otherwise defined herein shall have the meaning provided in the Agreement.

2.	In response to JCP’s request pursuant to subsection 4(d)(iii) of the Agreement, MSLO hereby agrees that the following Additional Categories will be sold in the MSLO Stores starting on the Launch Date:

Fashion Bedding (open stock and sets)

•	sheets

•	pillowcases

•	duvet covers

•	comforters

•	bedskirts

•	bedspreads (quilted and other)

•	night spreads

•	quilts

•	shams (quilted and other)

•	decorative pillows

•	bed sheets

•	flannel bedding

Utility Bedding

•	comforters (down and synthetic filled)

•	duvets (down and synthetic filled)

•	sleeping pillows (down and synthetic filled)

•	mattress pads

•	box spring covers

•	feather beds

•	blankets

•	throws

Bath (open stock and sets)

•	towels

•	bathmats

•	bath sheets

•	body sheets

•	bath rugs

•	mitts

•	soaps

•	bathrobes

•	slippers

•	bath accessories

•	beach towels

Decorative Accessories

•	candles

•	candlesticks

•	home fragrances

•	clocks

Furniture (sold from display items only)

•	beds

•	dining room table and chairs

•	night stand

3. The Christmas Trim category set forth on Appendix 5 shall be replaced with the following:

Christmas Trim

Trees (42 inches and below)

Ornaments (except shatterproof ornaments)

Non-lit garlands

Holiday Mats

Tree Skirts

Stockings

Table Top

4. The minimum payments to be made by JCP to MSLO under Subsection 9(a) of the Agreement will now be the Maximum Guaranteed Minimum Payments for each Payment Period.

5. MSLO desires to commence a Celebrations Business with JCP on a non-exclusive basis. JCP hereby agrees that, in order to permit MSLO to benefit from JCP’s expertise in the retail store business and in order to further strengthen the business relationship between MSLO and JCP, it will provide reasonable assistance to MSLO with respect to the Celebrations Business, including support and services for MSLO Celebrations Stores. The parties contemplate that MSLO Celebrations Stores will be located in JCP Stores or elsewhere and that the Celebrations Business will Launch on the Launch Date. MSLO shall have the right to terminate the Celebrations Business and the rights granted to JCP in this paragraph without cause, beginning effective February 1, 2016, provided that MSLO agrees to provide at least six months written notice of such termination to JCP; and provided further that, prior to exercising the foregoing termination right, MSLO will discuss in good faith with JCP alternative business arrangements for the Celebrations Business. As used herein, “Celebrations Business” shall mean an MSLO business consisting of developing, marketing and selling MSLO Products in the Celebrations Product Categories in retail stores that prominently feature the Martha Stewart Marks or that feature the Stewart Property (“MSLO Celebrations Stores”).

The following celebrations Product Categories (the “Celebrations Product Categories”) will be added to the Non-Exclusive Categories set forth on Appendix 5:

a.	Paper-based Baking/Decorating

i.	Cups

ii.	Wrappers

iii.	Food Packaging

iv.	Twine

v.	Cupcake Stands

vi.	Cake Stands

vii.	Cupcake toppers

viii.	Candles

ix.	Cake boxes

x.	Drink picks

xi.	Candy jars

b.	Gift Packaging

i.	Gift bags

ii.	Gift wrap

iii.	Ribbon

c.	Paper/Plastic Tabletop

i.	Cups

ii.	Napkins

iii.	Plates

iv.	Runners

v.	Table cloths

vi.	Chargers

vii.	Utensils

viii.	Serving Pieces

d.	Stationery

i.	Invitations

ii.	Thank You’s

iii.	Place Cards and Holders

iv.	Greeting Cards

b.	Favors

i.	Containers

ii.	Kits

iii.	Candy Favors

iv.	Small Gift Favors

c.	Decorations/Party Decor

i.	Balloons

ii.	Garlands

iii.	Streamers

iv.	Confetti

v.	Banners

vi.	Cutouts

vii.	Clings

viii.	Hanging Lanterns

ix.	Table Centerpieces

d.	Other

i.	Noisemakers

ii.	Hats

iii.	Wearables

6. The following categories will be also added to Appendix 5 as Non-Exclusive Categories:

Window Hardware

Portable and Hard-Wire Lighting

Food

•	Pasta / Pasta Sauce

•	Salsa

•	Mustards

•	Dip

•	Coffee, Tea, Hot Chocolate

•	Oil and Vinegar

•	Preserves, Jams

•	Soup and Chili Mix

•	Salad Dressing

•	Legumes/Beans

•	Salt, Pepper, Spices

•	Bread/Muffin Mix

•	Biscuit, Pancake, Waffle Mix

•	Granola

•	Nuts and Nut mixes

•	Maple Syrup

•	Cake Mixes

•	Frosting Mixes

•	Cake/Cupcake Toppings

7. Except as specifically amended by this Amendment 2, the terms and provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties herein have so agreed, effective as of the Amendment Date.

J.C. Penney Corporation, Inc.		Martha Stewart Living Omnimedia, Inc.

By:	/s/ John Tighe	By:	/s/ Daniel Taitz
	Signature		Signature
Name:	John Tighe	Name:	Daniel Taitz
Its:	SVP/GMM Home Division	Its:	EVP, CAO and General Counsel

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